UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22747

ALPS SERIES TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq., Secretary
ALPS Series Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

(303) 623-2577
(Registrant’s telephone number, including area code)

Copy to:

Peter Schwartz, Esq.
David Graham & Stubbs LLP
1550 17th Street, Suite 500,
Denver, CO 80202

Date of fiscal year end:     September 30

Date of reporting period: April 1, 2015 - June 30, 2015

Item 1. Schedule of Investments.

COGNIOS MARKET NEUTRAL LARGE CAP FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015 (Unaudited)
		Value
	Shares	(Note 2)
COMMON STOCKS (114.48%)
Basic Materials (0.60%)
LyondellBasell Industries NV - Class A(a)	934	$96,688
Total Basic Materials		96,688

Communications (20.86%)
DIRECTV(a)(b)	9,403	872,504
Scripps Networks Interactive, Inc. - Class A(a)	12,796	836,475
VeriSign, Inc.(a)(b)	13,542	835,812
Viacom, Inc. - Class B(a)	12,802	827,521
Total Communications		3,372,312

Consumer Cyclical (10.89%)
Coach, Inc.(a)	24,036	831,886
Delta Air Lines, Inc.(a)	2,159	88,692
McDonald's Corp.(a)	8,843	840,704
Total Consumer Cyclical		1,761,282

Consumer Non-cyclical (27.91%)
AmerisourceBergen Corp.(a)	846	89,964
Archer-Daniels-Midland Co.(a)	1,817	87,616
Campbell Soup Co.(a)	17,813	848,789
Clorox Co.(a)	7,960	827,999
Colgate-Palmolive Co.(a)	12,836	839,603
General Mills, Inc.(a)	15,297	852,349
Total System Services, Inc.(a)	20,912	873,494
United Rentals, Inc.(a)(b)	1,065	93,315
Total Consumer Non-cyclical		4,513,129

Energy (3.51%)
Apache Corp.(a)	1,613	92,957
Ensco PLC - Class A(a)	4,038	89,926
Helmerich & Payne, Inc.(a)	1,324	93,236
Marathon Oil Corp.(a)	3,522	93,474
Noble Corp. PLC(a)	5,755	88,569
Southwestern Energy Co.(a)(b)	3,724	84,647
Transocean, Ltd.(a)	1,522	24,535
Total Energy		567,344

Financials (5.10%)
Affiliated Managers Group, Inc.(a)(b)	3,774	824,996
Total Financials		824,996

Industrials (10.87%)
3M Co.(a)	5,385	830,906
Harris Corp.(a)	10,858	835,089
L-3 Communications Holdings, Inc.(a)	809	91,724
Total Industrials		1,757,719

Technology (32.01%)
Accenture PLC - Class A(a)	8,924	863,665

		Value
	Shares	(Note 2)
Technology (continued)
Apple, Inc.(a)	6,566	$823,541
Dun & Bradstreet Corp.(a)	6,698	817,156
EMC Corp.(a)	32,310	852,661
Fiserv, Inc.(a)(b)	10,681	884,707
Micron Technology, Inc.(a)(b)	3,395	63,962
Oracle Corp.(a)	19,540	787,462
Seagate Technology PLC(a)	1,729	82,127
Total Technology		5,175,281

Utilities (2.73%)
American Electric Power Co., Inc.(a)	1,676	88,778
Consolidated Edison, Inc.(a)	1,537	88,961
Entergy Corp.(a)	1,228	86,574
Public Service Enterprise Group, Inc.(a)	2,224	87,359
Xcel Energy, Inc.(a)	2,790	89,782
Total Utilities		441,454

TOTAL COMMON STOCKS
(Cost $18,520,592)		18,510,205

			Value
	7-Day Yield	Shares	(Note 2)
SHORT TERM INVESTMENTS (1.91%)
Money Market Fund (1.91%)
Daily Income Fund - U.S. Treasury Portfolio - Fiduciary Class	0.01000%	308,944	308,944

TOTAL SHORT TERM INVESTMENTS
(Cost $308,944)			308,944

TOTAL INVESTMENTS (116.39%)
(Cost $18,829,536)			$18,819,149

SECURITIES SOLD SHORT (-72.37%)
(Proceeds $11,711,180)			(11,702,199)

Other Assets In Excess Of Liabilities (55.98%)			9,052,405	(c)
NET ASSETS (100.00%)			$16,169,355

		Value
	Shares	(Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (-72.37%)
Basic Materials (-6.44%)
Air Products & Chemicals, Inc.	(1,092)	$(149,419)
Alcoa, Inc.	(11,975)	(133,521)
Allegheny Technologies, Inc.	(1,725)	(52,095)
EI du Pont de Nemours & Co.	(3,998)	(255,672)
Freeport-McMoRan, Inc.	(10,231)	(190,501)
Monsanto Co.	(2,441)	(260,186)
Total Basic Materials		(1,041,394)

		Value
	Shares	(Note 2)
Communications (-5.31%)
CBS Corp. - Class B	(2,315)	$(128,482)
Interpublic Group of Cos., Inc.	(3,940)	(75,924)
News Corp. - Class A	(7,422)	(108,287)
Time Warner, Inc.	(3,365)	(294,135)
Yahoo!, Inc.	(6,410)	(251,849)
Total Communications		(858,677)

Consumer Cyclical (-16.57%)
American Airlines Group, Inc.	(6,535)	(260,975)
Best Buy Co., Inc.	(3,419)	(111,494)
BorgWarner, Inc.	(1,154)	(65,593)
CarMax, Inc.	(2,020)	(133,744)
DR Horton, Inc.	(3,499)	(95,733)
Ford Motor Co.	(18,183)	(272,927)
Goodyear Tire & Rubber Co.	(2,631)	(79,325)
Johnson Controls, Inc.	(8,612)	(426,552)
Lennar Corp. - Class A	(1,657)	(84,573)
Mohawk Industries, Inc.	(1,069)	(204,072)
Newell Rubbermaid, Inc.	(1,442)	(59,281)
PulteGroup, Inc.	(3,473)	(69,981)
Royal Caribbean Cruises, Ltd.	(2,131)	(167,688)
Tiffany & Co.	(1,912)	(175,522)
Tractor Supply Co.	(690)	(62,059)
Walgreens Boots Alliance, Inc.	(3,318)	(280,172)
Whirlpool Corp.	(747)	(129,268)
Total Consumer Cyclical		(2,678,959)

Consumer Non-cyclical (-8.92%)
AbbVie, Inc.	(4,245)	(285,221)
Boston Scientific Corp.	(12,850)	(227,445)
Celgene Corp.	(2,492)	(288,412)
Endo International PLC	(915)	(72,880)
Estee Lauder Cos., Inc. - Class A	(1,181)	(102,345)
Express Scripts Holding Co.	(3,338)	(296,882)
McGraw Hill Financial, Inc.	(295)	(29,633)
Moody's Corp.	(217)	(23,427)
Robert Half International, Inc.	(1,006)	(55,833)
Tenet Healthcare Corp.	(1,043)	(60,369)
Total Consumer Non-cyclical		(1,442,447)

Energy (-10.17%)
Baker Hughes, Inc.	(6,438)	(397,225)
Cameron International Corp.	(1,849)	(96,832)
Chesapeake Energy Corp.	(6,515)	(72,773)
CONSOL Energy, Inc.	(4,318)	(93,873)
Diamond Offshore Drilling, Inc.(a)	(1,852)	(47,800)
EQT Corp.	(1,480)	(120,383)
First Solar, Inc.	(1,114)	(52,336)
Hess Corp.	(2,815)	(188,267)
Pioneer Natural Resources Co.	(760)	(105,405)
QEP Resources, Inc.(a)	(2,932)	(54,271)
Tesoro Corp.	(1,222)	(103,149)
Williams Cos., Inc.	(5,444)	(312,431)
Total Energy		(1,644,745)

		Value
	Shares	(Note 2)
Financials (-11.64%)
Aflac, Inc.	(466)	$(28,985)
American Express Co.	(1,098)	(85,337)
American International Group, Inc.	(1,431)	(88,464)
Ameriprise Financial, Inc.	(195)	(24,361)
Bank of America Corp.	(11,237)	(191,254)
BB&T Corp.	(780)	(31,442)
BlackRock, Inc.	(177)	(61,239)
Capital One Financial Corp.	(588)	(51,726)
CBRE Group, Inc. - Class A	(367)	(13,579)
Charles Schwab Corp.	(1,422)	(46,428)
Citigroup, Inc.	(3,212)	(177,431)
Comerica, Inc.	(193)	(9,905)
E*Trade Financial Corp.	(324)	(9,704)
Fifth Third Bancorp	(919)	(19,134)
Franklin Resources, Inc.	(666)	(32,654)
General Growth Properties, Inc. - REIT	(943)	(24,197)
Goldman Sachs Group, Inc.	(460)	(96,043)
Host Hotels & Resorts, Inc. - REIT	(831)	(16,479)
Hudson City Bancorp, Inc.	(589)	(5,819)
Huntington Bancshares, Inc.	(909)	(10,281)
Invesco, Ltd.	(481)	(18,033)
JPMorgan Chase & Co.	(3,944)	(267,245)
Kimco Realty Corp. - REIT	(445)	(10,030)
Legg Mason, Inc.	(127)	(6,544)
Morgan Stanley	(2,103)	(81,575)
NASDAQ OMX Group, Inc.	(183)	(8,932)
Navient Corp.	(460)	(8,377)
Principal Financial Group, Inc.	(330)	(16,926)
Prologis, Inc. - REIT	(605)	(22,446)
Prudential Financial, Inc.	(488)	(42,710)
Regions Financial Corp.	(1,548)	(16,037)
SL Green Realty Corp. - REIT	(118)	(12,967)
Torchmark Corp.	(143)	(8,326)
Unum Group	(282)	(10,082)
Wells Fargo & Co.	(5,510)	(309,882)
XL Group PLC	(282)	(10,490)
Zions Bancorporation	(226)	(7,172)
Total Financials		(1,882,236)

Industrials (-8.04%)
Allegion PLC	(913)	(54,908)
Amphenol Corp. - Class A	(1,586)	(91,940)
Eaton Corp. PLC	(2,390)	(161,301)
Expeditors International of Washington, Inc.	(1,238)	(57,078)
Fluor Corp.	(1,012)	(53,646)
Illinois Tool Works, Inc.	(1,891)	(173,575)
Ingersoll-Rand PLC	(1,354)	(91,287)
Jacobs Engineering Group, Inc.	(1,279)	(51,953)
Joy Global, Inc.	(1,476)	(53,431)
Martin Marietta Materials, Inc.	(658)	(93,114)
MeadWestvaco Corp.	(1,639)	(77,344)
Owens-Illinois, Inc.	(2,291)	(52,555)
Pall Corp.	(546)	(67,950)
Ryder System, Inc.	(616)	(53,820)

		Value
	Shares	(Note 2)
Industrials (continued)
Snap-on, Inc.	(368)	$(58,604)
Vulcan Materials Co.	(1,285)	(107,850)
Total Industrials		(1,300,356)

Technology (-5.28%)
Altera Corp.	(1,451)	(74,291)
Analog Devices, Inc.	(1,593)	(102,247)
Applied Materials, Inc.	(6,261)	(120,336)
Autodesk, Inc.	(1,165)	(58,337)
Cognizant Technology Solutions Corp. - Class A	(3,114)	(190,234)
Computer Sciences Corp.	(2,187)	(143,555)
Lam Research Corp.	(782)	(63,616)
Skyworks Solutions, Inc.	(968)	(100,769)
Total Technology		(853,385)

TOTAL COMMON STOCKS
(Proceeds $11,711,180)		(11,702,199)

TOTAL SECURITIES SOLD SHORT (-72.37%)
(Proceeds $11,711,180)		$(11,702,199)

(a)
Security, or a portion of security, is being held as collateral for short sales. As of June 30, 2015, the aggregate market value of those securities was $8,622,227, which represents approximately 53.32% of the Fund's net assets.

(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

Common Abbreviations:
Ltd. - Limited.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments
June 30, 2015 (Unaudited)

1. ORGANIZATION

ALPS  Series  Trust  (the  “Trust”),  a  Delaware  statutory  trust,  is  an  open-end  management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  As of June 30, 2015, the Trust had nine registered funds.  This quarterly report describes the Cognios Market Neutral Large Cap Fund (the “Fund”).  The Fund seeks long-term growth of capital independent of stock market direction.  The Fund currently offers Investor Class shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes.  The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of their financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Basic Materials	$96,688	$–	$–	$96,688
Communications	3,372,312	–	–	3,372,312
Consumer Cyclical	1,761,282	–	–	1,761,282
Consumer Non-cyclical	4,513,129	–	–	4,513,129
Energy	567,344	–	–	567,344
Financials	824,996	–	–	824,996
Industrials	1,757,719	–	–	1,757,719
Technology	5,175,281	–	–	5,175,281
Utilities	441,454	–	–	441,454
Short Term Investments	308,944	–	–	308,944
Total	$18,819,149	$–	$–	$18,819,149

Other Financial Instruments
Liabilities
Securities Sold Short
Basic Materials	$(1,041,394)	$–	$–	$(1,041,394)
Communications	(858,677)	–	–	(858,677)
Consumer Cyclical	(2,678,959)	–	–	(2,678,959)
Consumer Non-cyclical	(1,442,447)	–	–	(1,442,447)
Energy	(1,644,745)	–	–	(1,644,745)
Financials	(1,882,236)	–	–	(1,882,236)
Industrials	(1,300,356)	–	–	(1,300,356)
Technology	(853,385)	–	–	(853,385)
Total	$(11,702,199)	$–	$–	$(11,702,199)

The Fund recognizes transfers between levels as of the end of the period. For the period ended June 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Short Sales: The Fund may sell securities short. To do this, Cognios Capital, LLC (the “Adviser”) will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term. As of June 30, 2015, the Fund held securities sold short with a market value of $11,702,199.

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Gross unrealized appreciation (excess of value over tax cost)	$504,492
Gross unrealized depreciation (excess of tax cost over value)	(698,654)
Net unrealized depreciation	$(194,162)
Cost of investments for income tax purposes	$19,013,311

CRYSTAL STRATEGY ABSOLUTE INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015 (UNAUDITED)

		Value
	Shares	(Note 2)
CLOSED-END MUTUAL FUNDS (10.17%)
AllianceBernstein Income Fund, Inc.	33,035	$245,780
DoubleLine Income Solutions Fund	20,020	395,795
Tortoise MLP Fund, Inc.	6,965	147,937

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $841,415)		789,512

COMMON STOCKS (20.02%)
Financials (20.02%)
Ares Capital Corp.	4,735	77,938
Colony Capital, Inc. - Class A - REIT(a)	10,555	239,071
Hercules Technology Growth Capital, Inc.	5,295	61,158
Huntington Bancshares, Inc.	20,510	231,968
ING Groep NV - Sponsored ADR	18,245	302,502
NorthStar Realty Finance Corp. - REIT(a)	19,650	312,435
Starwood Property Trust, Inc. - REIT(a)	15,225	328,403

Total Financials		1,553,475

TOTAL COMMON STOCKS
(Cost $1,599,796)		1,553,475

EXCHANGE-TRADED FUNDS (26.16%)
iShares® Currency Hedged MSCI Germany ETF	8,745	228,157
iShares® MSCI Italy Capped ETF	9,805	145,996
PowerShares® Global Listed Private Equity Portfolio(a)	13,254	153,614
ProShares® Short Real Estate(b)	15,450	328,469
SPDR® Barclays High Yield Bond ETF	4,970	190,997
Vanguard® Short-Term Bond ETF(a)	7,880	631,897
WisdomTree Japan Hedged Financials Fund	5,240	155,890
WisdomTree® Japan Hedged Real Estate Fund(a)	7,025	194,733

TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,030,657)		2,029,753

		Value
	Shares	(Note 2)
MASTER LIMITED PARTNERSHIPS (6.94%)
Apollo Global Management LLC - Class A(a)	540	$11,961
Blackstone Group LP(a)	2,790	114,027
Carlyle Group LP(a)	885	24,913
KKR & Co. LP(a)	855	19,537
Lazard, Ltd. - Class A(a)	2,690	151,285
Oaktree Capital Group LLC(a)	2,955	157,147
Phillips 66 Partners LP	825	59,400

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $513,919)		538,270

OPEN-END MUTUAL FUNDS (17.60%)
DoubleLine Total Return Bond Fund - Institutional Class(a)	66,485	722,689
Driehaus Active Income Fund - Retail Class	8,130	84,225
Forward Select Income Fund - Institutional Class	11,567	289,747
Goldman Sachs Strategic Income Fund - Institutional Class	5,819	58,423
RiverPark Strategic Income Fund - Institutional Class	21,276	210,636

TOTAL OPEN-END MUTUAL FUNDS
(Cost $1,393,254)		1,365,720

	Expiration			Value
	Date	Strike Price	Contracts	(Note 2)
PURCHASED OPTIONS (0.36%)
Purchased Put Options (0.36%)
Netflix, Inc.	09/18/2015	580	6	10,800
SPDR® S&P 500® ETF	09/18/2015	185	100	17,200

TOTAL PURCHASED OPTIONS
(Cost $26,710)				28,000

7-Day			Value
Yield		Shares	(Note 2)
SHORT TERM INVESTMENTS (20.09%)
Money Market Fund (20.09%)
Fidelity Institutional Money Market Portfolio	0.10564%	1,559,297	1,559,297

TOTAL SHORT TERM INVESTMENTS
(Cost $1,559,297)			1,559,297

TOTAL INVESTMENTS (101.34%)
(Cost $7,965,048)			$7,864,027

SECURITIES SOLD SHORT (-19.66%)
(Proceeds $1,573,889)			(1,525,998)

Other Assets in Excess of Liabilities (18.32%)			1,422,022

NET ASSETS (100.00%)			$7,760,051

		Value
	Shares	(Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
EXCHANGE-TRADED FUNDS (-19.66%)
Industrial Select Sector SPDR® Fund	(3,280)	$(177,317)
iShares® MSCI Brazil Capped ETF	(5,825)	(190,885)
iShares® MSCI Canada ETF	(8,550)	(228,029)
iShares® MSCI Emerging Markets ETF	(13,540)	(536,455)
iShares® MSCI Indonesia ETF	(2,670)	(61,864)
iShares® MSCI South Africa ETF	(1,465)	(95,870)
United States Oil Fund LP	(11,850)	(235,578)
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $1,573,889)		(1,525,998)

TOTAL SECURITIES SOLD SHORT (-19.66%)
(Proceeds $1,573,889)		$(1,525,998)

(a)
Security, or a portion of security, is being held as collateral for short sales. As of June 30, 2015, the aggregate market value of those securities was $1,824,051, which represents approximately 23.51% of the Fund’s net assets.

(b)	Non-income producing security.

Common Abbreviations:
ADR - American Depositary Receipt.
ETF - Exchange-Traded Fund.
LLC - Limited Liability Company.
LP - Limited Partnership.
Ltd. - Limited.
MSCI - Morgan Stanley Capital International.
REIT - Real Estate Investment Trust.
S&P - Standard & Poor's.
SPDR - Standard & Poor's Depositary Receipt.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

CRYSTAL STRATEGY ABSOLUTE RETURN FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015 (UNAUDITED)

		Value
	Shares	(Note 2)
CLOSED-END MUTUAL FUNDS (3.85%)
AllianceBernstein Income Fund, Inc.	28,490	$211,966
DoubleLine Income Solutions Fund(a)	7,025	138,884

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $363,491)		350,850

COMMON STOCKS (18.27%)
Communications (1.32%)
FireEye, Inc.(b)	2,460	120,319

Consumer Non-cyclical (0.36%)
Odyssey Marine Exploration, Inc.(a)(b)	70,410	33,093

Consumer, Cyclical (1.93%)
American Airlines Group, Inc.	1,075	42,930
Delta Air Lines, Inc.	1,075	44,161
Southwest Airlines Co.	1,320	43,679
United Continental Holdings, Inc.(b)	845	44,793

Total Consumer, Cyclical		175,563

Energy (1.17%)
SolarCity Corp.(a)(b)	1,995	106,832

Financials (11.48%)
Ares Capital Corp.	795	13,086
Huntington Bancshares, Inc.(a)	20,730	234,456
ING Groep NV - Sponsored ADR(a)	15,960	264,617
NorthStar Realty Finance Corp. - REIT(a)	8,170	129,903
Outfront Media, Inc. - REIT	1,452	36,649
Starwood Property Trust, Inc. - REIT(a)	5,585	120,468
Stonegate Bank	8,305	246,409

Total Financials		1,045,588

		Value
	Shares	(Note 2)
Industrials (2.01%)
Cemex SAB de CV - Sponsored ADR(b)	19,931	$182,564

TOTAL COMMON STOCKS
(Cost $1,680,982)		1,663,959

EXCHANGE-TRADED FUNDS (39.59%)
Financial Select Sector SPDR® Fund	9,135	222,711
Global X Guru Index ETF(a)	6,410	168,840
Guggenheim Insider Sentiment ETF(a)	2,665	133,970
Guggenheim Spin-Off ETF(a)	3,055	140,133
Health Care Select Sector SPDR® Fund	3,005	223,542
iShares® 20+ Year Treasury Bond ETF	5,405	634,871
iShares® Currency Hedged MSCI Germany ETF(a)	13,595	354,694
iShares® Currency Hedged MSCI Japan ETF	11,370	360,202
iShares® Gold Trust(a)(b)	9,460	107,276
iShares® India 50 ETF(a)	6,090	181,847
iShares® MSCI Frontier 100 ETF(a)	2,405	70,394
Market Vectors® Semiconductor ETF(a)	2,689	146,739
PowerShares® Deutsche Bank U.S. Dollar Index Bullish Fund(b)	3,910	97,867
PowerShares® Global Listed Private Equity Portfolio(a)	13,020	150,902
SPDR® Barclays High Yield Bond ETF	4,010	154,104
WisdomTree® Japan Hedged Equity Fund(a)	6,275	358,930
WisdomTree® Japan Hedged Real Estate Fund(a)	3,605	99,931

TOTAL EXCHANGE-TRADED FUNDS
(Cost $3,621,730)		3,606,953

MASTER LIMITED PARTNERSHIPS (6.38%)
Apollo Global Management LLC - Class A(a)	685	15,173
Blackstone Group LP(a)	2,165	88,484
Carlyle Group LP(a)	960	27,024
KKR & Co. LP(a)	875	19,994
Lazard, Ltd. - Class A(a)	3,135	176,312
Oaktree Capital Group LLC(a)	3,445	183,205
Phillips 66 Partners LP	985	70,920

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $558,615)		581,112

				Value
			Shares	(Note 2)
OPEN-END MUTUAL FUNDS (7.27%)
Absolute Opportunities Fund - Institutional Class			2,846	$28,318
ASG Global Alternatives Fund - Institutional Class			3,811	43,028
ASG Managed Futures Strategy Fund - Institutional Class			3,915	41,695
Aston/River Road Long-Short Fund - Institutional Class			3,601	41,196
Bogle Investment Management Small Cap Growth Fund - Institutional Class			4,945	159,413
DoubleLine Total Return Bond Fund - Institutional Class			9,293	101,011
Goldman Sachs Strategic Income Fund - Institutional Class			4,108	41,242
MainStay Marketfield Fund - Institutional Class(b)			3,685	58,669
Whitebox Tactical Opportunities Fund - Institutional Class			6,807	76,173
William Blair Macro Allocation Fund - Institutional Class			5,611	71,545

TOTAL OPEN-END MUTUAL FUNDS
(Cost $702,982)				662,290

	Expiration			Value
	Date	Strike Price	Contracts	(Note 2)
PURCHASED OPTIONS (0.44%)
Purchased Put Options (0.44%)
Netflix, Inc.	09/18/2015	580	8	14,400
SPDR® S&P 500® ETF	09/18/2015	185	150	25,800

TOTAL PURCHASED OPTIONS
(Cost $44,437)				40,200

		7-Day		Value
		Yield	Shares	(Note 2)
SHORT TERM INVESTMENTS (26.70%)
Money Market Fund (26.70%)
Fidelity Institutional Money Market Portfolio		0.10564%	2,432,596	2,432,596

TOTAL SHORT TERM INVESTMENTS
(Cost $2,432,596)				2,432,596

TOTAL INVESTMENTS (102.50%)
(Cost $9,404,833)				$9,337,960

SECURITIES SOLD SHORT (-24.26%)
(Proceeds $2,267,362)				(2,210,094)

Other Assets in Excess of Liabilities (21.76%)				1,982,328

NET ASSETS (100.00%)				$9,110,194

		Value
	Shares	(Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
EXCHANGE-TRADED FUNDS (-24.26%)
Industrial Select Sector SPDR® Fund	(2,340)	$(126,500)
iShares® MSCI Brazil Capped ETF	(7,190)	(235,616)
iShares® MSCI Canada ETF	(9,970)	(265,900)
iShares® MSCI Emerging Markets ETF	(16,650)	(659,673)
iShares® MSCI Indonesia ETF	(6,610)	(153,154)
iShares® MSCI South Africa ETF	(1,790)	(117,138)
iShares® US Real Estate ETF	(2,075)	(147,948)
SPDR® S&P 500® ETF Trust	(1,115)	(229,523)
United States Oil Fund LP	(13,815)	(274,642)
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $2,267,362)		(2,210,094)

TOTAL SECURITIES SOLD SHORT (-24.26%)
(Proceeds $2,267,362)		$(2,210,094)

(a)
Security, or a portion of security, is being held as collateral for short sales. As of June 30, 2015, the aggregate market value of those securities was $2,371,122, which represents approximately 26.03% of the Fund’s net assets.

(b)	Non-income producing security.

Common Abbreviations:
ADR - American Depositary Receipt.
ETF - Exchange-Traded Fund.
LLC - Limited Liability Company.
LP - Limited Partnership.
Ltd. - Limited.
MSCI - Morgan Stanley Capital International.
REIT - Real Estate Investment Trust.
S&P - Standard & Poor's.
SPDR - Standard & Poor's Depositary Receipt.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

CRYSTAL STRATEGY ABSOLUTE RETURN PLUS FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015 (UNAUDITED)

		Value
	Shares	(Note 2)
CLOSED-END MUTUAL FUNDS (4.44%)
AllianceBernstein Income Fund, Inc.(a)	11,625	$86,490
DoubleLine Income Solutions Fund(a)	6,000	118,620

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $216,773)		205,110

COMMON STOCKS (37.47%)
Communications (2.91%)
FireEye, Inc.(a)(b)	2,750	134,502

Consumer Non-cyclical (1.03%)
Odyssey Marine Exploration, Inc.(a)(b)	100,875	47,411

Consumer, Cyclical (3.93%)
American Airlines Group, Inc.	1,105	44,128
Delta Air Lines, Inc.	1,110	45,599
Southwest Airlines Co.	1,365	45,168
United Continental Holdings, Inc.(b)	875	46,384

Total Consumer, Cyclical		181,279

Energy (2.59%)
SolarCity Corp.(a)(b)	2,235	119,684

Financials (22.80%)
Huntington Bancshares, Inc.(a)	18,370	207,765
ING Groep NV - Sponsored ADR(a)	17,330	287,331
NorthStar Realty Finance Corp. - REIT(a)	10,860	172,674
Outfront Media, Inc. - REIT(a)	887	22,388
Starwood Property Trust, Inc. - REIT(a)	6,645	143,333
Stonegate Bank(a)	7,400	219,558

Total Financials		1,053,049

		Value
	Shares	(Note 2)
Industrials (4.21%)
Cemex SAB de CV - Sponsored ADR(a)(b)	21,237	$194,529

TOTAL COMMON STOCKS
(Cost $1,777,838)		1,730,454

EXCHANGE-TRADED FUNDS (62.92%)
Financial Select Sector SPDR® Fund(a)	7,540	183,825
Global X Guru Index ETF(a)	3,098	81,601
Guggenheim Insider Sentiment ETF(a)	1,170	58,816
Guggenheim Spin-Off ETF(a)	1,730	79,355
Health Care Select Sector SPDR® Fund(a)	2,480	184,487
iShares® 20+ Year Treasury Bond ETF	4,350	510,951
iShares® Currency Hedged MSCI Germany ETF(a)	14,920	389,263
iShares® Currency Hedged MSCI Japan ETF(a)	10,380	328,838
iShares® Gold Trust(a)(b)	9,530	108,070
iShares® India 50 ETF(a)	5,810	173,487
iShares® MSCI Frontier 100 ETF(a)	2,420	70,833
Market Vectors® Semiconductor ETF(a)	2,040	111,323
PowerShares® Global Listed Private Equity Portfolio(a)	11,750	136,183
Vanguard® Short-Term Bond ETF	740	59,341
WisdomTree® Japan Hedged Equity Fund(a)	6,035	345,202
WisdomTree® Japan Hedged Real Estate Fund(a)	3,050	84,546

TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,926,073)		2,906,121

MASTER LIMITED PARTNERSHIPS (12.03%)
Apollo Global Management LLC - Class A(a)	750	16,612
Blackstone Group LP(a)	2,300	94,001
Carlyle Group LP(a)	1,149	32,344
KKR & Co. LP(a)	1,395	31,876
Lazard, Ltd. - Class A(a)	2,425	136,382
Oaktree Capital Group LLC(a)	3,104	165,071
Phillips 66 Partners LP	1,100	79,200

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $534,323)		555,486

				Value
			Shares	(Note 2)
OPEN-END MUTUAL FUNDS (16.07%)
ASG Global Alternatives Fund - Institutional Class			3,585	$40,472
Aston/River Road Long-Short Fund - Institutional Class			6,853	78,399
Bogle Investment Management Small Cap Growth Fund - Institutional Class			5,529	178,251
DoubleLine Total Return Bond Fund - Institutional Class			14,508	157,698
Goldman Sachs Strategic Income Fund - Institutional Class			5,642	56,648
MainStay Marketfield Fund - Institutional Class(b)			4,870	77,524
Whitebox Tactical Opportunities Fund - Institutional Class			8,123	90,900
William Blair Macro Allocation Fund - Institutional Class			4,883	62,260

TOTAL OPEN-END MUTUAL FUNDS
(Cost $791,329)				742,152

	Expiration			Value
	Date	Strike Price	Contracts	(Note 2)
PURCHASED OPTIONS (0.81%)
Purchased Put Options (0.81%)
Netflix, Inc.	09/18/2015	580	6	10,800
SPDR® S&P 500® ETF	09/18/2015	185	155	26,660

TOTAL PURCHASED OPTIONS
(Cost $41,915)				37,460

		7-Day		Value
		Yield	Shares	(Note 2)
SHORT TERM INVESTMENTS (1.99%)
Money Market Fund (1.99%)
Fidelity Institutional Money Market Portfolio		0.10564%	91,956	91,956

TOTAL SHORT TERM INVESTMENTS
(Cost $91,956)				91,956

TOTAL INVESTMENTS (135.73%)
(Cost $6,380,207)				$6,268,739

SECURITIES SOLD SHORT (-48.94%)
(Proceeds $2,317,639)				(2,260,073)

Other Assets in Excess of Liabilities (13.21%)				609,716

NET ASSETS (100.00%)				$4,618,382

		Value
	Shares	(Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
EXCHANGE-TRADED FUNDS (-48.94%)
Industrial Select Sector SPDR® Fund	(3,605)	$(194,886)
iShares® MSCI Brazil Capped ETF	(7,930)	(259,866)
iShares® MSCI Canada ETF	(9,880)	(263,500)
iShares® MSCI Emerging Markets ETF	(15,230)	(603,413)
iShares® MSCI Indonesia ETF	(7,985)	(185,012)
iShares® MSCI South Africa ETF	(2,415)	(158,038)
iShares® US Real Estate ETF	(2,640)	(188,232)
SPDR® S&P 500® ETF Trust	(745)	(153,358)
United States Oil Fund LP	(12,765)	(253,768)
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $2,317,639)		(2,260,073)

TOTAL SECURITIES SOLD SHORT (-48.94%)
(Proceeds $2,317,639)		$(2,260,073)

(a)
Security, or a portion of security, is being held as collateral for short sales. As of June 30, 2015, the aggregate market value of those securities was $3,675,303, which represents approximately 79.58% of the Fund’s net assets.

(b)	Non-income producing security.

Common Abbreviations:
ADR - American Depositary Receipt.
ETF - Exchange-Traded Fund.
LLC - Limited Liability Company.
LP - Limited Partnership.
Ltd. - Limited.
MSCI - Morgan Stanley Capital International.
REIT - Real Estate Investment Trust.
S&P - Standard & Poor's.
SPDR - Standard & Poor's Depositary Receipt.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments
June 30, 2015 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2015, the Trust had nine registered funds.  This quarterly report describes the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund (prior to November 21, 2014, known as the Crystal Strategy Leveraged Alternative Fund) (individually a “Fund” and collectively, the “Funds”).  The Crystal Strategy Absolute Income Fund seeks to provide current income and downside protection to conventional equity markets, with absolute (positive) returns over full market cycles as a secondary objective.  The Crystal Strategy Absolute Return Fund seeks to provide absolute (positive) returns over full market cycles.  The Crystal Strategy Absolute Return Plus Fund seeks to provide long-term absolute (positive) returns with reduced correlation to conventional equity markets as a secondary objective.  The Funds currently offer Class A shares, Class I shares and Class R shares.  All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Trust has an unlimited number of shares with no par value per share.  The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). Each Fund is considered an investment company for financial reporting purposes.  The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions  that  affect  the  reported  amounts  of  assets  and  liabilities  and  disclosures  of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open- end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves.   If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.  Short term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –    Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –    Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –    Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2015:

Crystal Strategy Absolute Income Fund
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Mutual Funds	$789,512	$–	$–	$789,512
Common Stocks
Financials	1,553,475	–	–	1,553,475
Exchange-Traded Funds	2,029,753	–	–	2,029,753
Master Limited Partnerships	538,270	–	–	538,270
Open-End Mutual Funds	1,365,720	–	–	1,365,720
Purchased Options	28,000	–	–	28,000
Short Term Investments	1,559,297	–	–	1,559,297
TOTAL	$7,864,027	$–	$–	$7,864,027
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Exchange-Traded Funds	$(1,525,998)	$–	$–	$(1,525,998)
TOTAL	$(1,525,998)	$–	$–	$(1,525,998)

Crystal Strategy Absolute Return Fund
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Mutual Funds	$350,850	$–	$–	$350,850
Common Stocks
Communications	120,319	–	–	120,319
Consumer Non-cyclical	33,093	–	–	33,093
Consumer, Cyclical	175,563	–	–	175,563
Energy	106,832	–	–	106,832
Financials	1,045,588	–	–	1,045,588
Industrials	182,564	–	–	182,564
Exchange-Traded Funds	3,606,953	–	–	3,606,953
Master Limited Partnerships	581,112	–	–	581,112
Open-End Mutual Funds	662,290	–	–	662,290
Purchased Options	40,200	–	–	40,200
Short Term Investments	2,432,596	–	–	2,432,596
TOTAL	$9,337,960	$–	$–	$9,337,960
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Exchange-Traded Funds	$(2,210,094)	$–	$–	$(2,210,094)
TOTAL	$(2,210,094)	$–	$–	$(2,210,094)

Crystal Strategy Absolute Return Plus Fund
Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Mutual Funds	$205,110	$–	$–	$205,110
Common Stocks
Communications	134,502	–	–	134,502
Consumer Non-cyclical	47,411	–	–	47,411
Consumer, Cyclical	181,279	–	–	181,279
Energy	119,684	–	–	119,684
Financials	1,053,049	–	–	1,053,049
Industrials	194,529	–	–	194,529
Exchange-Traded Funds	2,906,121	–	–	2,906,121
Master Limited Partnerships	555,486	–	–	555,486
Open-End Mutual Funds	742,152	–	–	742,152
Purchased Options	37,460	–	–	37,460
Short Term Investments	91,956	–	–	91,956
TOTAL	$6,268,739	$–	$–	$6,268,739
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Exchange-Traded Funds	$(2,260,073)	$–	$–	$(2,260,073)
TOTAL	$(2,260,073)	$–	$–	$(2,260,073)

The Funds recognize transfers between levels as of the end of the fiscal year. For the period ended June 30, 2015, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to each Fund and are apportioned among the classes based on average net assets of each class. Additionally, some expenses are attributed to the fund family and are apportioned among the Funds based on average net assets of each Fund.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities  of  foreign  issuers  involves  special  risks  not  typically  associated  with  investing  in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.  Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Crystal Strategy Absolute Income Fund pays dividends on a quarterly basis, and the Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund pay dividends on an annual basis. All Funds distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income a Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. The Funds may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Funds to avoid or reduce taxes.

Short Sales: The Funds may sell securities short. To do this, Brinker Capital, Inc. (the “Adviser”), the Funds’ investment adviser, will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Funds must borrow the security to deliver to the buyer. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. The Funds bear the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Funds will segregate liquid assets (which may include its long positions), marked-to-market daily. The Funds maintain collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. The Funds typically intend to hold securities sold short for the short term. As of June 30, 2015, the Crystal Strategy Absolute Income Fund, Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund held securities sold short with a fair value of $1,525,998, $2,210,094, and $2,260,073, respectively.

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2015, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

	Crystal Strategy Absolute Income Fund	Crystal Strategy Absolute Return Fund	Crystal Strategy Absolute Return Plus Fund
Gross unrealized appreciation (excess of value over tax cost)	$125,842	$124,891	$123,243
Gross unrealized depreciation (excess of tax cost over value)	(214,537)	(241,608)	(271,115)
Net unrealized depreciation	$(88,695)	$(116,717)	$(147,872)
Cost of investments for income tax purposes	$7,952,722	$9,454,677	$6,416,611

3. DERIVATIVE INSTRUMENTS

The Funds’ investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options.  In doing so, the Funds may employ strategies in  differing  combinations  to  permit  it  to  increase,  decrease,  or  change  the  level  or  types  of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt  securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not  require  the  ultimate  receipt  or  delivery  of  the  underlying  security  (or  securities)  to  the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held  by  the  Funds,  there  are  also  risks  that  those  derivatives  may  not  perform  as  expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend  to  be  more  sensitive  to  changes  in  interest  rates,  and  are  usually  more  volatile than securities.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The Crystal Strategy Absolute Income Fund had the following transactions in written covered call/put options during the nine months ended June 30, 2015:

	Contracts	Premiums
Balance as of October 1, 2014	$-	$-
Options Written	750	9,946
Options Expired	-	-
Options Closed	(750)	(9,946)
Options Exercised	-	-
Balance as of June 30, 2015	$-	$-

The Crystal Strategy Absolute Return Fund had the following transactions in written covered call/put options during the nine months ended June 30, 2015:

	Contracts	Premiums
Balance as of October 1, 2014	$-	$-
Options Written	1,510	19,940
Options Expired	(10)	(34)
Options Closed	(1,500)	(19,906)
Options Exercised	-	-
Balance as of June 30, 2015	$-	$-

The Crystal Strategy Absolute Return Plus Fund had the following transactions in written covered call/put options during the nine months ended June 30, 2015:

	Contracts	Premiums
Balance as of October 1, 2014	$-	$-
Options Written	1,452	19,309
Options Expired	(2)	(67)
Options Closed	(1,450)	(19,242)
Options Exercised	-	-
Balance as of June 30, 2015	$-	$-

CUPPS ALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015 (UNAUDITED)

		Value
	Shares	(Note 2)
COMMON STOCKS (99.44%)
COMMUNICATIONS (17.85%)
Alibaba Group Holding Ltd. - Sponsored ADR(a)	280	$23,036
Amazon.com, Inc.(a)	236	102,445
Facebook, Inc. - Class A(a)	1,011	86,709
FireEye, Inc.(a)	1,718	84,027
Netflix, Inc.(a)	112	73,577
Palo Alto Networks, Inc.(a)	713	124,561
Splunk, Inc.(a)	679	47,272
Starz - Class A(a)	210	9,391
Wayfair, Inc. - Class A(a)	335	12,610
TOTAL COMMUNICATIONS		563,628

CONSUMER, CYCLICAL (22.27%)
Chipotle Mexican Grill, Inc.(a)	67	40,534
Delphi Automotive PLC	770	65,519
Delta Air Lines, Inc.	548	22,512
Hilton Worldwide Holdings, Inc.(a)	1,391	38,322
Lennar Corp. - Class A	626	31,951
Magna International, Inc.	540	30,289
Mobileye NV(a)	1,777	94,483
Restoration Hardware Holdings, Inc.(a)	574	56,040
Royal Caribbean Cruises Ltd.	115	9,049
Skechers U.S.A., Inc. - Class A(a)	472	51,821
Starbucks Corp.	1,062	56,939
Tesla Motors, Inc.(a)	403	108,109
Under Armour, Inc. - Class A(a)	719	59,993
Vail Resorts, Inc.	344	37,565
TOTAL CONSUMER, CYCLICAL		703,126

CONSUMER, NON-CYCLICAL (18.28%)
ABIOMED, Inc.(a)	725	47,654
Alnylam Pharmaceuticals, Inc.(a)	363	43,513
BioMarin Pharmaceutical, Inc.(a)	355	48,557
Cepheid, Inc.(a)	567	34,672
CoStar Group, Inc.(a)	311	62,592
DexCom, Inc.(a)	408	32,632
Edwards Lifesciences Corp.(a)	566	80,615
Envision Healthcare Holdings, Inc.(a)	320	12,634
Exact Sciences Corp.(a)	1,626	48,357
FleetCor Technologies, Inc.(a)	271	42,292
Gilead Sciences, Inc.	422	49,408
Hologic, Inc.(a)	240	9,135
Intrexon Corp.(a)	390	19,032
Universal Health Services, Inc. - Class B	324	46,040
TOTAL CONSUMER, NON-CYCLICAL		577,133

ENERGY (2.47%)
Concho Resources, Inc.(a)	97	11,045
SolarCity Corp.(a)	288	15,422

		Value
	Shares	(Note 2)
ENERGY (continued)
SunEdison, Inc.(a)	1,718	$51,385
TOTAL ENERGY		77,852

FINANCIAL (7.45%)
Charles Schwab Corp.	1,927	62,917
E*Trade Financial Corp.(a)	2,129	63,763
Morgan Stanley	1,228	47,634
Visa, Inc. - Class A	908	60,972
TOTAL FINANCIAL		235,286

INDUSTRIAL (6.51%)
Acuity Brands, Inc.	246	44,275
Fitbit, Inc. - Class A(a)	650	24,850
GoPro, Inc. - Class A(a)	410	21,615
Rockwell Automation, Inc.	271	33,777
Vulcan Materials Co.	424	35,586
XPO Logistics, Inc.(a)	1,003	45,316
TOTAL INDUSTRIAL		205,419

TECHNOLOGY (24.61%)
Apple, Inc.	965	121,035
Avago Technologies Ltd.	665	88,399
Cavium, Inc.(a)	1,349	92,825
Electronic Arts, Inc.(a)	1,404	93,366
Freescale Semiconductor Ltd.(a)	1,007	40,250
NetSuite, Inc.(a)	263	24,130
Salesforce.com, Inc.(a)	1,250	87,038
ServiceNow, Inc.(a)	100	7,431
Skyworks Solutions, Inc.	573	59,649
Tableau Software, Inc. - Class A(a)	1,131	130,404
Ultimate Software Group, Inc.(a)	198	32,539
TOTAL TECHNOLOGY		777,066

TOTAL COMMON STOCKS
(Cost $2,724,101)		3,139,510

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT-TERM INVESTMENTS (6.11%)
MONEY MARKET FUND (6.11%)
Fidelity Institutional Money Market Portfolio	0.10564%	192,917	192,917

TOTAL SHORT-TERM INVESTMENTS
(Cost $192,917)			192,917

TOTAL INVESTMENTS (105.55%)
(Cost $2,917,018)			$3,332,427

Liabilities In Excess Of Other Assets (-5.55%)			(175,113)

NET ASSETS (100.00%)			$3,157,314

(a)	Non-income producing security.

Common Abbreviations:
ADR - American Depositary Receipt.
Ltd. - Limited.
NV - Naamloze Vennootschap is the Dutch term used for a public limited liability company.
PLC - Public Limited Company.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

June 30, 2015 (Unaudited)

1. ORGANIZATION

The ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).    As of June 30, 2015, the Trust had nine registered funds.  This quarterly report describes the Cupps All Cap Growth Fund (the “Fund”).  The Fund’s primary investment objective is to achieve growth of capital over the long term.  The Fund currently offers an Institutional Class shares. The Trust has an unlimited number of shares with no par value per share.  The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes.  The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies consistently followed by the Fund in preparation of their financial statements.

Investment  Valuation:  The  Fund  generally  values  its  securities  based  on  market  prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –  Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communications	$563,628	$–	$–	$563,628
Consumer, Cyclical	703,126	–	–	703,126
Consumer, Non-cyclical	577,133	–	–	577,133
Energy	77,852	–	–	77,852
Financial	235,286	–	–	235,286
Industrial	205,419	–	–	205,419
Technology	777,066	–	–	777,066
Short-Term Investments	192,917	–	–	192,917
TOTAL	$3,332,427	$–	$–	$3,332,427

The Fund recognizes transfers between levels as of the end of the period. For the period ended June 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Gross unrealized appreciation (excess of value over tax cost)	$409,524
Gross unrealized depreciation (excess of tax cost over value)	(23,102)
Net unrealized appreciation	$386,422
Cost of investments for income tax purposes	$2,946,005

GKE ASIAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015 (UNAUDITED)

		Value
	Shares	(Note 2)
COMMON STOCKS (65.77%)
BASIC MATERIALS (3.75%)
Chemicals (2.50%)
Nitto Denko Corp.	2,600	$213,719
Sumitomo Chemical Co. Ltd.	36,000	216,497
		430,216

Iron & Steel (1.25%)
Fosun International Ltd.	92,000	216,483

TOTAL BASIC MATERIALS		646,699

COMMUNICATIONS (4.50%)
Internet (4.50%)
Tencent Holdings Ltd.	25,600	510,907
Trend Micro, Inc.	7,700	263,619
		774,526

TOTAL COMMUNICATIONS		774,526

CONSUMER, CYCLICAL (6.58%)
Auto Manufacturers (0.77%)
Fuji Heavy Industries Ltd.	3,600	132,604

Home Builders (1.74%)
Haseko Corp.	7,900	93,211
Sekisui House Ltd.	13,000	206,496
		299,707

Home Furnishings (3.46%)
Panasonic Corp.	22,800	313,259
Sony Corp.(a)	10,000	282,837
		596,096

Retail (0.61%)
Nitori Holdings Co. Ltd.	1,300	106,010

TOTAL CONSUMER, CYCLICAL		1,134,417

CONSUMER, NON-CYCLICAL (0.99%)
Cosmetics & Personal Care (0.99%)
LG Household & Health Care Ltd.	245	170,003

TOTAL CONSUMER, NON-CYCLICAL		170,003

DIVERSIFIED (1.79%)
Holding Companies-Divers (1.79%)
China Merchants Holdings International Co. Ltd.	72,000	308,841

TOTAL DIVERSIFIED		308,841

		Value
	Shares	(Note 2)
FINANCIAL (27.49%)
Banks (9.62%)
BDO Unibank, Inc.	123,520	$296,952
Metropolitan Bank & Trust Co.	167,929	350,085
Mitsubishi UFJ Financial Group, Inc.	68,100	489,557
Mizuho Financial Group, Inc.	94,300	204,188
Sumitomo Mitsui Financial Group, Inc.	2,200	98,131
Sumitomo Mitsui Trust Holdings, Inc.	48,000	219,870
		1,658,783

Insurance (6.00%)
AIA Group Ltd.	77,000	504,125
China Life Insurance Co. Ltd. - Class H	38,000	165,451
Ping An Insurance Group Co. of China Ltd. - Class H	27,000	364,688
		1,034,264

Investment Companies (1.92%)
CK Hutchison Holdings Ltd.	22,500	330,611

Real Estate (9.95%)
Cheung Kong Property Holdings Ltd.(a)	35,000	290,329
China Overseas Land & Investment Ltd.	156,000	550,419
China Resources Land Ltd.	32,000	103,824
Megaworld Corp.	4,108,900	433,763
Mitsui Fudosan Co. Ltd.	12,000	336,022
		1,714,357

TOTAL FINANCIAL		4,738,015

INDUSTRIAL (15.43%)
Electrical Components & Equipment (1.85%)
Nidec Corp.	2,100	157,262
Zhuzhou CSR Times Electric Co. Ltd. - Class H	21,500	161,148
		318,410

Electronics (4.02%)
Murata Manufacturing Co. Ltd.	3,500	610,859
NEC Corp.	27,000	81,849
		692,708

Engineering & Construction (4.70%)
Beijing Capital International Airport Co. Ltd. - Class H	372,000	429,034
Cheung Kong Infrastructure Holdings Ltd.	49,000	380,543
		809,577

Hand & Machine Tools (1.75%)
SMC Corp.	1,000	301,222

Machinery - Construction & Mining (1.12%)
Mitsubishi Electric Corp.	15,000	193,896

Machinery - Diversified (1.52%)
FANUC Corp.	300	61,478
Mitsubishi Heavy Industries Ltd.	33,000	200,802
		262,280

		Value
	Shares	(Note 2)
INDUSTRIAL (continued)
Transportation (0.47%)
East Japan Railway Co.	900	$80,966

TOTAL INDUSTRIAL		2,659,059

TECHNOLOGY (0.92%)
Software (0.92%)
Nexon Co. Ltd.	11,500	158,238

TOTAL TECHNOLOGY		158,238

UTILITIES (4.32%)
Electric (1.30%)
Huadian Fuxin Energy Corp. Ltd. - Class H	252,000	120,611
Huaneng Renewables Corp. Ltd. - Class H	128,000	51,685
Manila Electric Co.	7,940	51,278
		223,574

Water (3.02%)
Guangdong Investment Ltd.	372,000	521,176

TOTAL UTILITIES		744,750

TOTAL COMMON STOCKS
(Cost $10,743,378)		11,334,548

PARTICIPATION NOTES (8.67%)
CONSUMER, CYCLICAL (1.75%)
Auto Manufacturers (1.75%)
Maruti Suzuki India, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	4,770	301,372

TOTAL CONSUMER, CYCLICAL		301,372

FINANCIAL (6.59%)
Banks (6.10%)
Axis Bank Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	54,145	475,257
Yes Bank Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	43,535	576,900
		1,052,157

Diversified Financial Services (0.49%)
Housing Development Finance Co., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/12/2016	4,133	84,143

TOTAL FINANCIAL		1,136,300

		Value
	Shares	(Note 2)
INDUSTRIAL (0.33%)
Miscellaneous Manufacturing (0.33%)
Largan Precision Co., (Loan Participation Notes issued by Macquarie Bank Ltd.),(a) expiring 07/25/2016	500	$57,123

TOTAL INDUSTRIAL		57,123

TOTAL PARTICIPATION NOTES
(Cost $1,355,488)		1,494,795

		Principal	Value
	Currency	Amount	(Note 2)
CONTINGENT CONVERTIBLE CAPITAL (2.88%)
FINANCIAL (2.88%)
Banks (2.88%)
Industrial & Commercial Bank of China Ltd., Jr. Sub. Notes, Series 144A
6.000% Perpetual Maturity (b)(c)(d)	CNY	$3,000,000	496,657

TOTAL FINANCIAL			496,657

TOTAL CONTINGENT CONVERTIBLE CAPITAL
(Cost $487,805)			496,657

CORPORATE BONDS (5.66%)
COMMUNICATIONS (3.78%)
Telecommunications (3.78%)
Optus Finance Proprietary Ltd., Sr. Unsec. Notes
4.750% 12/12/2018	AUD	800,000	651,412

TOTAL COMMUNICATIONS			651,412

FINANCIAL (1.88%)
Diversified Financial Services (1.88%)
Far East Horizon Ltd., Sr. Unsec. Notes
5.500% 10/18/2015	CNH	2,000,000	323,428

TOTAL FINANCIAL			323,428

TOTAL CORPORATE BONDS
(Cost $1,044,751)			974,840

GOVERNMENT BONDS (11.38%)
Indonesia Government International Bond, Sr. Unsec. Notes
6.625% 02/17/2037 (e)	USD	500,000	567,500

		Principal	Value
	Currency	Amount	(Note 2)
GOVERNMENT BONDS (continued)
Philippine Government International Bond, Sr. Unsec. Notes
9.875% 01/15/2019	USD	$1,100,000	$1,394,250
			1,961,750

TOTAL GOVERNMENT BONDS
(Cost $1,960,946)			1,961,750

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT-TERM INVESTMENTS (2.53%)
MONEY MARKET FUND (2.53%)
Blackrock Liquidity Temporary Fund, Investor Class	0.089%	434,975	434,975

TOTAL SHORT-TERM INVESTMENTS
(Cost $434,975)			434,975

TOTAL INVESTMENTS (96.89%)
(Cost $16,027,343)			16,697,565

Other Assets In Excess Of Liabilities (3.11%)			535,471	(f)

NET ASSETS (100.00%)			$17,233,036

(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"). These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $496,657, which represents approximately 2.88% of the Fund's net assets as of June 30, 2015.

(c)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at June 30, 2015.
(e)
Securities were purchased pursuant to Regulation S under the 1933 Act, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the 1933 Act or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of June 30, 2015, the aggregate market value of those securities was $567,500, representing 3.29% of the Fund’s net assets.

(f)	Includes cash which is being held as collateral for futures contracts.

Common Abbreviations:
Ltd. - Limited.
Jr. Junior.
Sr. - Senior.
Sub. - Subordinated.
Unsec. - Unsecured.

Currency Abbreviations:
AUD - Australian Dollar
CNH - People's Republic of China Renminbi
CNY - Chinese Yuan

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
	Foreign	Contracted	Purchase/Sale	Settlement	Current	Appreciation/
Counterparty	Currency	Amount*	Contract	Date	Value	(Depreciation)
Bank of New York	AUD	870,000	Sale	07/09/2015	$670,886	$(168)
						$(168)

* The contracted amount is stated in the currency in which the security is denominated.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value (Note 2)	Unrealized Appreciation/(Depreciation)
Hang Seng China Index	Long	2	07/31/15	$166,741	$(5,750)
				$166,741	$(5,750)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments
June 30, 2015 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  As of June 30, 2015, the Trust had nine registered funds. This quarterly report describes the GKE Asian Opportunities Fund (the “Fund”).  The Fund’s primary investment objective is to achieve capital appreciation through asset allocation among equities, currencies and bonds of the Asia-Pacific region. The Fund currently offers Institutional Class shares. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The fund is considered an investment company for financial reporting purposes.  The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

Forward foreign currency contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Basic Materials	$646,699	$–	$–	$646,699
Communications	774,526	–	–	774,526
Consumer, Cyclical	1,134,417	–	–	1,134,417
Consumer, Non-cyclical	170,003	–	–	170,003
Diversified	308,841	–	–	308,841
Financial	4,738,015	–	–	4,738,015
Industrial	2,659,059	–	–	2,659,059
Technology	158,238	–	–	158,238
Utilities	744,750	–	–	744,750
Participation Notes
Consumer, Cyclical	–	301,372	–	301,372
Financial	–	1,136,300	–	1,136,300
Industrial	–	57,123	–	57,123
Contingent Convertible Capital	–	496,657	–	496,657
Corporate Bonds
Communications	–	651,412	–	651,412
Financial	–	323,428	–	323,428
Government Bonds	–	1,961,750	–	1,961,750
Short-Term Investments	434,975	–	–	434,975
TOTAL	$11,769,523	$4,928,042	$–	$16,697,565
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Forward Foreign Currency Contracts	$–	$(168)	$–	$(168)
Futures Contracts	(5,750)	–	–	(5,750)
TOTAL	$(5,750)	$(168)	$–	$(5,918)

The Fund recognizes transfers between levels as of the end of the period. For the period ended June 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including distributions of short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments:  As of June 30, 2015, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$975,300
Gross unrealized depreciation (excess of tax cost over value)	(332,995)
Net unrealized appreciation	$642,305
Cost of investments for income tax purposes	$16,055,260

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objective permits the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Forward Foreign Currency Contracts: The Fund invests in foreign currency exchange contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.  As of June 30, 2015, the Fund held forward foreign currency contracts with net unrealized depreciation of $168.

Futures: The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2015, the Fund had futures contracts outstanding with net unrealized depreciation of $5,750.

INSIGNIA MACRO FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2015 (UNAUDITED)

	Principal	Value
	Amount	(Note 2)
ASSET-BACKED SECURITIES (13.55%)
Automobile (4.96%)
Ally Auto Receivables Trust
Series 2012-5, 0.620% 01/15/2016	$203,949	$203,994
AmeriCredit Automobile Receivables Trust
Series 2013-5, 0.560% 07/08/2015(a)	33,094	33,093
CarMax Auto Owner Trust
Series 2013-4, 0.520% 11/15/2016	48,453	48,452
Series 2013-1, 0.600% 10/16/2017	438,847	438,578
Ford Credit Auto Owner Trust
Series 2014-A, 0.480% 11/15/2016	27,673	27,673
Series 2013-B, 0.570% 06/15/2016	295,508	295,440
Ford Credit Floorplan Master Owner Trust
Series 2013-5, 0.656% 09/15/2018(a)	400,000	400,748
Hyundai Auto Receivables Trust
Series 2014-B, 0.440% 02/15/2017	186,298	186,335
Series 2012-C, 0.530% 12/15/2015	85,789	85,816
Mercedes-Benz Auto Receivables Trust
Series 2012-1, 0.470% 08/15/2015	57,261	57,267
Nissan Auto Receivables Owner Trust
Series 2012-B, 0.460% 08/15/2015	152,473	152,468
Series 2014-B, 0.600% 06/15/2017	525,000	524,835
Toyota Auto Receivables Owner Trust
Series 2012-B, 0.460% 09/15/2015	198,858	198,875
Series 2013-B, 0.890% 07/17/2017	341,182	341,823
World Omni Auto Receivables Trust
Series 2012-A, 0.640% 10/15/2015	97,599	97,601
Total Automobile		3,092,998

Credit Card (8.10%)
American Express Credit Account Master Trust
Series 2012-5, 0.590% 05/15/2018	660,000	660,179
Series 2012-2, 0.680% 03/15/2018	225,000	225,046
Cabela's Credit Card Master Note Trust
Series 2014-1, 0.540% 03/16/2020(a)	340,000	340,251
Capital One Multi-Asset Execution Trust
Series 2005-A9, 0.276% 08/15/2018(a)	150,000	149,953
Series 2014-A1, 0.475% 11/15/2019(a)	292,000	291,913
Series 2013-A1, 0.630% 11/15/2018	425,000	425,117
Chase Issuance Trust
Series 2012-A5, 0.590% 08/15/2017	1,105,000	1,105,031
Citibank Credit Card Issuance Trust
Series 2013-A10, 0.730% 02/07/2018	225,000	225,189
Series 2003-A7, 4.150% 07/07/2017	395,000	395,245
Discover Card Execution Note Trust
Series 2013-A2, 0.690% 08/15/2018	450,000	450,180
Series 2012-A5, 5.815% 01/16/2018(a)	350,000	350,013
World Financial Network Credit Card Master Trust
Series 2014-A, 0.566% 12/15/2019(a)	425,000	425,007
Total Credit Card		5,043,124

Other (0.49%)
Ally Master Owner Trust
Series 2013-1, 1.000% 02/15/2018	305,000	305,431

	Principal	Value
	Amount	(Note 2)
Other (continued)
GE Equipment Midticket LLC
Series 2012-1, 0.600% 05/22/2015	$1,372	$1,372
Total Other		306,803

TOTAL ASSET-BACKED SECURITIES
(Cost $8,446,606)		8,442,925

CORPORATE BONDS (35.07%)
Basic Materials (1.89%)
Barrick Gold Corp., Sr. Unsec. Notes
2.900% 05/30/2016	400,000	403,975
The Dow Chemical Co., Sr. Unsec. Notes
2.500% 02/15/2016	375,000	378,656
Potash Corp. of Saskatchewan, Inc., Sr. Unsec. Notes
3.750% 09/30/2015	395,000	397,432
Total Basic Materials		1,180,063

Communications (4.89%)
Amazon.com, Inc., Sr. Unsec. Notes
0.650% 11/27/2015	400,000	400,052
AT&T, Inc., Sr. Unsec. Notes
2.500% 08/15/2015	499,000	499,952
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc, Sr. Unsec. Notes
3.125% 02/15/2016	375,000	379,483
eBay, Inc., Sr. Unsec. Notes
0.700% 07/15/2015	260,000	260,010
Time Warner, Inc., Sr. Unsec. Notes
3.150% 07/15/2015	705,000	705,738
Verizon Communications, Inc., Sr. Unsec. Notes
2.500% 09/15/2016	396,000	402,506
Vodafone Group PLC, Sr. Unsec. Notes
1.625% 03/20/2017	400,000	398,508
Total Communications		3,046,249

Consumer, Cyclical (1.89%)
AutoZone, Inc., Sr. Unsec. Notes
5.500% 11/15/2015	389,000	395,458
CVS Caremark Corp., Sr. Unsec. Notes
1.200% 12/05/2016	380,000	380,624
Ford Motor Credit Co. LLC, Sr. Unsec. Notes
2.500% 01/15/2016	400,000	403,267
Total Consumer, Cyclical		1,179,349

Consumer, Non-cyclical (5.85%)
AbbVie, Inc., Sr. Unsec. Notes
1.200% 11/06/2015	380,000	380,379
Altria Group, Inc., Sr. Unsec. Notes
4.125% 09/11/2015	375,000	377,132
Anheuser-Busch InBev Finance, Inc., Sr. Unsec. Notes
0.467% 01/27/2017(a)	330,000	329,502

	Principal	Value
	Amount	(Note 2)
Consumer, Non-cyclical (continued)
Anheuser-Busch InBev Worldwide, Inc., Sr. Unsec. Notes
2.875% 02/15/2016	$50,000	$50,684
Clorox Co., Sr. Unsec. Notes
3.550% 11/01/2015	520,000	525,032
ConAgra Foods, Inc., Sr. Unsec. Notes
1.350% 09/10/2015	415,000	415,210
Dr Pepper Snapple Group, Inc., Sr. Unsec. Notes
2.900% 01/15/2016	395,000	399,423
Express Scripts Inc, Sr. Unsec. Notes
3.125% 05/15/2016	445,000	452,376
The Kroger Co., Sr. Unsec. Notes
2.200% 01/15/2017	70,000	70,995
Mondelez International, Inc., Sr. Unsec. Notes
4.125% 02/09/2016	632,000	644,072
Total Consumer, Non-cyclical		3,644,805

Energy (1.92%)
BP Capital Markets PLC, Sr. Unsec. Notes
0.700% 11/06/2015	380,000	380,334
Enterprise Products Operating LLC, Sr. Unsec. Notes
3.200% 02/01/2016	375,000	379,607
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes
3.500% 03/01/2016	430,000	436,244
Total Energy		1,196,185

Financial (14.46%)
Aflac, Inc., Sr. Unsec. Notes
3.450% 08/15/2015	450,000	451,274
American Express Credit Corp., Sr. Unsec. Notes
0.789% 07/29/2016(a)	360,000	360,628
Series MTN, 2.750% 09/15/2015	176,000	176,686
American International Group, Inc., Sr. Unsec. Notes
5.050% 10/01/2015	320,000	323,249
Bank of America Corp., Sr. Unsec. Notes
Series MTN, 1.101% 03/22/2016(a)	285,000	285,682
1.500% 10/09/2015	465,000	466,098
The Bank of New York Mellon Corp., Sr. Unsec. Notes
0.700% 10/23/2015	385,000	385,191
BB&T Corp., Sr. Unsec. Notes
Series MTN, 3.200% 03/15/2016	25,000	25,375
Bear Stearns Cos. LLC, Sr. Unsec. Notes
5.300% 10/30/2015	615,000	623,825
Capital One Financial Corp., Sr. Unsec. Notes
1.000% 11/06/2015	809,000	807,846
Citigroup, Inc., Sr. Unsec. Notes
1.074% 04/01/2016(a)	285,000	285,622
3.953% 06/15/2016	188,000	193,045
ERP Operating LP, Sr. Unsec. Notes
5.125% 03/15/2016	600,000	617,242
First Horizon National Corp., Sr. Unsec. Notes
5.375% 12/15/2015	155,000	157,394

	Principal	Value
	Amount	(Note 2)
Financial (continued)
The Goldman Sachs Group, Inc., Sr. Unsec. Notes
Series MTN, 1.600% 11/23/2015	$388,000	$389,362
HCP, Inc., Sr. Unsec. Notes
3.750% 02/01/2016	452,000	457,929
Health Care REIT, Inc., Sr. Unsec. Notes
3.625% 03/15/2016	170,000	172,559
JPMorgan Chase & Co., Sr. Unsec. Notes
2.600% 01/15/2016	400,000	403,189
3.450% 03/01/2016	100,000	101,699
Lloyds Bank PLC, Sr. Unsec. Notes
4.875% 01/21/2016	263,000	268,808
Morgan Stanley, Sr. Unsec. Notes
5.375% 10/15/2015	400,000	405,350
Prudential Financial, Inc., Sr. Unsec. Notes
Series MTN, 4.750% 09/17/2015	910,000	917,086
Royal Bank of Canada, Sr. Unsec. Notes
Series GMTN, 0.741% 09/09/2016(a)	287,000	288,020
Santander Holdings USA, Inc., Sr. Unsec. Notes
3.000% 09/24/2015	455,000	456,271
Total Financial		9,019,430

Industrial (0.66%)
Ryder System, Inc., Sr. Unsec. Notes
Series MTN, 3.600% 03/01/2016	404,000	410,828

Technology (0.89%)
Hewlett-Packard Co., Sr. Unsec. Notes
2.125% 09/13/2015	550,000	551,845

Utilities (2.62%)
Georgia Power Co., Sr. Unsec. Notes
0.606% 03/15/2016(a)	220,000	219,822
Progress Energy, Inc., Sr. Unsec. Notes
5.625% 01/15/2016	385,000	394,727
PSEG Power LLC, Sr. Unsec. Notes
5.500% 12/01/2015	150,000	152,849
Sempra Energy, Sr. Unsec. Notes
6.500% 06/01/2016	435,000	455,804
The Southern Co., Sr. Unsec. Notes
Series A, 2.375% 09/15/2015	410,000	411,470
Total Utilities		1,634,672

TOTAL CORPORATE BONDS
(Cost $21,886,263)		21,863,426

MORTGAGE-BACKED SECURITIES (7.33%)
Commercial (6.98%)
Bank of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-5, 5.115% 10/10/2045(a)	175,333	175,467
Series 2005-6, 5.355% 11/10/2015(a)	419,688	421,910

	Principal	Value
	Amount	(Note 2)
Commercial (continued)
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PWR9, 4.871% 09/11/2042	$20,871	$20,855
Series 2006-T24, 5.537% 09/12/2016	461,140	479,443
Series 2005-T20, 9.132% 10/12/2042(a)	155,963	156,286
CD Commercial Mortgage Trust
Series 2005-CD1, 5.815% 07/15/2044(a)	183,699	183,865
Citigroup Commercial Mortgage Trust
Series 2006-C4, 6.245% 03/15/2049(a)	370,000	383,287
GS Mortgage Securities Trust
Series 2011-GC5, 2.999% 08/10/2016	350,000	356,173
Series 2006-GG6, 5.622% 01/10/2016(a)	275,000	279,694
LB-UBS Commercial Mortgage Trust
Series 2006-C1, 5.156% 01/15/2016	163,164	164,807
Merrill Lynch Mortgage Trust
Series 2005-CKI1, 5.275% 11/12/2037(a)	405,000	406,175
Series 2005-LC1, 5.291% 01/12/2044(a)	200,798	201,858
Series 2006-C1, 5.676% 05/12/2039(a)	375,000	383,097
Morgan Stanley Capital I Trust
Series 2006-T21, 5.162% 10/12/2052(a)	265,367	266,630
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, 5.179% 07/15/2042(a)	8,161	8,164
Series 2005-C21, 5.252% 10/15/2044(a)	116,340	116,469
Series 2006-C29, 5.308% 11/15/2048	334,012	347,479
Total Commercial		4,351,659

U.S. Government Agency (0.35%)
Fannie Mae Connecticut Avenue Securities
Series 2014-C03, 1.387% 07/25/2024(a)	217,891	217,783

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $4,628,430)		4,569,442

MUNICIPAL BONDS (4.62%)
Champaign County Community Unit School District No 116 Taxable, General Obligation Bonds
3.500% 01/01/2016	50,000	50,561
City of Auburn, Alabama, Refunding Warrants, General Obligation Bonds
5.000% 01/01/2016	55,000	56,268
City of Dallas TX Waterworks & Sewer System, Revenue Bonds
4.625% 10/01/2022	45,000	45,479
City of Escondido CA, General Obligation Bonds
4.750% 09/01/2036	50,000	50,358
City of Greenville NC, Revenue Bonds
5.750% 09/01/2015	50,000	50,443
City of Plainview TX Refunding, General Obligation Bonds
2.750% 03/01/2016	50,000	50,719
City of Riverside CA Certificates of Participation
4.000% 03/01/2016	55,000	56,242
City of Vestavia Hills AL, General Obligation Bonds
4.000% 02/01/2016	45,000	45,954
Conewago Valley School District, General Obligation Bonds
3.600% 09/01/2022	150,000	150,799

	Principal	Value
	Amount	(Note 2)
MUNICIPAL BONDS (continued)
County of St Clair IL Highway, Revenue Bonds
5.000% 01/01/2016	$150,000	$153,250
Harris County Municipal Utility District No 220, General Obligation Bonds
4.800% 09/01/2031	100,000	100,716
Kentucky Asset Liability Commission, Revenue Bonds
3.928% 04/01/2016	350,000	356,789
Lake Elsinore School Financing Authority, Revenue Bonds
4.000% 10/01/2015	85,000	85,734
Lancaster County Taxable Multi-Purpose Stadium Facility, Revenue Bonds
1.242% 11/15/2015	50,000	50,151
Maine State Housing Authority Mortgage Purchase, Revenue Bonds
0.900% 11/15/2015	75,000	75,115
Mississippi Development Bank Special Obligation, Revenue Bonds
4.375% 03/01/2031	50,000	51,338
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds
3.500% 02/01/2016	110,000	111,946
5.000% 11/01/2015	200,000	203,069
Penn St Higher Education Facilities Authority, Revenue Bonds
5.000% 08/15/2020	50,000	50,265
Port Authority of New York & New Jersey, Revenue Bonds
5.000% 08/15/2015	150,000	150,863
South Carolina Transport Infrastructure, Revenue Bonds
5.000% 10/01/2015	20,000	20,224
State of California Taxable Various Purpose, General Obligation Bonds
3.950% 11/02/2015	145,000	146,671
5.950% 04/01/2016	50,000	52,003
State of Louisiana, General Obligation Bonds
5.000% 08/01/2015	60,000	60,203
Town of Norwell MA, General Obligation Bonds
5.000% 11/15/2015	40,000	40,695
Village Center Community Development District Taxable, Revenue Refunding Bonds
1.303% 11/02/2015	500,000	500,704
Western Carolina University Refunding Limited Obligation, Revenue Bonds
3.000% 06/01/2016	110,000	111,971

TOTAL MUNICIPAL BONDS
(Cost $2,875,322)		2,878,530

	Principal	Value
	Amount	(Note 2)
U.S. TREASURY NOTES & BONDS (12.28%)
U.S. Treasury Notes
0.250% 09/15/2015	$2,350,000	$2,350,550
0.250% 11/30/2015	1,200,000	1,200,890
0.250% 05/15/2016	1,400,000	1,399,453
0.375% 03/31/2016	2,700,000	2,702,533

TOTAL U.S. TREASURY NOTES & BONDS
(Cost $7,651,701)		7,653,426

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT-TERM INVESTMENTS (11.69%)
Money Market Funds (11.69%)
Morgan Stanley Liquidity Fund - Prime Portfolio, Institutional Class	0.10988%	2,871,470	2,871,470
Morgan Stanley Liquidity Fund - Tax-Exempt Portfolio, Institutional Class	0.01026%	4,417,436	4,417,436
Total Money Market Funds			7,288,906

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,288,906)			7,288,906

TOTAL INVESTMENTS (84.54%)
(Cost $52,777,228)			$52,696,655

Other Assets In Excess Of Liabilities (15.46%)			9,635,035	(b)

NET ASSETS (100.00%)			$62,331,690

(a)	Floating or variable rate security. Interest rate disclosed is that which is in effect at June 30, 2015.
(b)	Includes cash which is being held as collateral for swap contracts.

Common Abbreviations:
GMTN - Global Medium Term Notes.
LLC - Limited Liability Company.
LP - Limited Partnership
MTN - Medium Term Notes.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.
Sr. - Senior.
Sub. - Subordinated.
Unsec. - Unsecured.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Consolidated Portfolio of Investments.

TOTAL RETURN SWAP CONTRACTS

Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the manager has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager and the mix of trading programs. The swap was effective on March 5, 2014 and has a term of five years unless earlier terminated. In addition, the swap provides for a 0.50% fee to Deutsche Bank. (Notional Value $39,511,902)

Exposure by Manager

Underlying Manager	Exposure	Strategy Description
H2O Asset Management	16.86%	Discretionary Macro | Fundamental
The Cambridge Strategy	14.86%	Quantitative | Fundamental & Technical Models
QMS Capital Management	14.34%	Quantitative | Fundamental & Technical Models
Abraham Trading Company	12.59%	Quantitative | Fundamental & Technical Models
Crabel Capital Management	10.59%	Quantitative | Short Term

Unrealized Depreciation
$(1,283,611)

Total return swap with Newedge USA, LLC. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Newedge USA, LLC. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the manager has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager, and the mix of trading programs. The swap was effective on October 15, 2014 and may be terminated by either party with at least two business days’ notice to the other party. In addition, the swap provides for a 0.50% fee to Newedge USA, LLC. (Notional Value $19,137,542)

Exposure by Manager

Underlying Manager	Exposure	Strategy Description
Willowbridge Associates	16.07%	Discretionary Macro | Fundamental
Tialoc Capital	14.69%	Discretionary Macro | Fundamental

Unrealized Depreciation
$(285,675)

Unrealized Depreciation
Total Net Unrealized Depreciation on Swap Contracts	$(1,569,286)

Notes to Quarterly Consolidated Portfolio of Investments
June 30, 2015 (Unaudited)

1. ORGANIZATION

The ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).     As of June 30, 2015, the Trust had nine registered funds.  This quarterly report describes the Insignia Macro Fund (the “Fund”).  The Fund’s primary objective is to seek long‐term risk‐adjusted total return.  The Fund currently offers Class A shares and Class I shares.  All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.   The Trust has an unlimited number of shares with no par value per share.  The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

Basis of Consolidation: Insignia Global Macro Offshore Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 27, 2013 and is a wholly owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity‐related investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding‐up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary.  As a wholly owned subsidiary of the Fund, the investments of the Subsidiary are included in the Consolidated Portfolio of Investments of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of June 30, 2015, net assets of the Fund were $62,331,690, of which $10,719,628, or 17.20%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes.  The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions  that  affect  the  reported  amounts  of  assets  and  liabilities  and  disclosures  of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment  Valuation: The  Fund  generally  values  its  securities  based  on  market  prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Over‐the‐counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities.

Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third‐party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves.   If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –    Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –    Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –    Significant unobservable prices or inputs (including the Funds’ own assumptions in determining  the fair  value  of  investments)  where  there  is  little  or  no  market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Asset-Backed Securities	$–	$8,442,925	$–	$8,442,925
Corporate Bonds
Basic Materials	–	1,180,063	–	1,180,063
Communications	–	3,046,249	–	3,046,249
Consumer, Cyclical	–	1,179,349	–	1,179,349
Consumer, Non-cyclical	–	3,644,805	–	3,644,805
Energy	–	1,196,185	–	1,196,185
Financial	–	9,019,430	–	9,019,430
Industrial	–	410,828	–	410,828
Technology	–	551,845	–	551,845
Utilities	–	1,634,672	–	1,634,672
Mortgage-Backed Securities	–	4,569,442	–	4,569,442
Municipal Bonds	–	2,878,530	–	2,878,530
U.S. Treasury Notes & Bonds	–	7,653,426	–	7,653,426
Short-Term Investments	7,288,906	–	–	7,288,906
TOTAL	$7,288,906	$45,407,749	$–	$52,696,655
	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities:
Total Return Swap Contracts	$–	$(1,569,286)	$–	$(1,569,286)
TOTAL	$–	$(1,569,286)	$–	$(1,569,286)

The Fund recognizes transfers between levels as of the end of the fiscal year. For the period ended June 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b‐1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex‐dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities  of  foreign  issuers  involves  special  risks  not  typically  associated  with  investing  in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.  Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked‐to‐market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments:   As of June 30, 2015, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$9,631
Gross unrealized depreciation (excess of tax cost over value)	(90,204)
Net unrealized depreciation	$(80,573)
Cost of investments for income tax purposes	$52,777,228

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, total return swaps and structured notes.  In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract.  This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are  not  the  risks  that  the  Fund  is  attempting  to  increase  or  decrease  exposure  to,  per  its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.  In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity  Risk:  Exposure  to  the  commodities  markets  may  subject  the  Fund  to greater  volatility  than  investments  in  traditional  securities.  Prices  of  various commodities may also be affected by factors, such as drought, floods, weather, livestock disease,  embargoes,  tariffs  and  other  regulatory  developments,  which  are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: The Fund may enter into swap transactions to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore,  the  Fund  considers  the  creditworthiness  of  each  counterparty  to  a  contract  in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at June 30, 2015 are disclosed in the Consolidated Portfolio of Investments.

NEW SHERIDAN DEVELOPING WORLD FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015 (Unaudited)
		Value
	Shares	(Note 2)
COMMON STOCKS (95.54%)
Argentina (1.74%)
Banco Macro SA ADR	1,000	$45,600

Brazil (13.11%)
BB Seguridade Participacoes SA	5,000	55,064
Fleury SA	7,000	40,909
Itau Unibanco Holding SA Sponsored ADR	4,900	53,655
Linx SA	3,000	46,460
M Dias Branco SA	1,700	44,776
Mahle-Metal Leve SA	7,000	48,294
WEG SA	9,000	55,375
Total Brazil		344,533

China (5.56%)
Alibaba Group Holding Ltd. Sponsored ADR(a)	600	49,362
Sihuan Pharmaceutical Holdings Group Ltd.	66,000	37,549
WuXi PharmaTech Cayman, Inc. ADR(a)	1,400	59,164
Total China		146,075

Colombia (1.60%)
Grupo de Inversiones Suramericana	3,000	41,916

Egypt (4.88%)
Commercial International Bank Egypt SAE	6,300	46,221
Edita Food Industries SAE (a)	12,700	48,270
Oriental Weavers	25,000	33,824
Total Egypt		128,315

Hong Kong (6.22%)
AIA Group Ltd.	16,000	104,619
Techtronic Industries Co. Ltd.	18,000	58,853
Total Hong Kong		163,472

India (14.39%)
Axis Bank Ltd.	5,400	47,338
Bharat Forge Ltd.	2,800	46,664
Fortis Healthcare Ltd. (a)	25,000	70,372
HDFC Bank Ltd.	3,020	57,860
Motherson Sumi Systems Ltd.	6,900	56,062
Sun Pharmaceutical Industries Ltd.	4,500	61,804
Tata Motors Ltd. Sponsored ADR	1,100	37,917
Total India		378,017

Indonesia (7.46%)
PT Bank Rakyat Indonesia Persero Tbk	50,000	38,698

		Value
	Shares	(Note 2)
Indonesia (continued)
PT Indofood CBP Sukses Makmur Tbk	50,000	$46,670
PT Matahari Department Store Tbk	37,000	45,858
PT Siloam International Hospitals Tbk	60,000	64,805
Total Indonesia		196,031

Malaysia (3.98%)
Globetronics Technology Bhd	36,000	56,726
IHH Healthcare Bhd	32,000	47,972
Total Malaysia		104,698

Mexico (4.77%)
Alsea SAB de CV	15,000	45,266
Credito Real SAB de CV	18,110	40,500
Infraestructura Energetica Nova SAB de CV	8,000	39,497
Total Mexico		125,263

Pakistan (1.81%)
Engro Foods Ltd. (a)	32,000	47,505

Philippines (13.01%)
Ayala Corp.	3,000	52,543
BDO Unibank, Inc.	23,000	55,244
GT Capital Holdings, Inc.	2,200	66,593
Jollibee Foods Corp.	12,800	55,995
Robinsons Retail Holdings, Inc.	22,000	36,325
Universal Robina Corp.	17,500	75,247
Total Philippines		341,947

Singapore (1.72%)
Silverlake Axis Ltd.	62,400	45,304

South Korea (1.68%)
Koh Young Technology, Inc.	1,200	44,166

Taiwan (6.11%)
Advantech Co. Ltd.	7,600	52,184
Delta Electronics, Inc.	8,500	43,485
Hermes Microvision, Inc.	1,000	64,937
Total Taiwan		160,606

Thailand (1.49%)
Kasikornbank Pub Co. PCL	7,000	39,053

United States (2.22%)
Nexteer Automotive Group Ltd.	56,000	58,311

Vietnam (3.79%)
Bank for Foreign Trade of Vietnam JSC	28,900	64,580

		Value
	Shares	(Note 2)
Vietnam (continued)
Mobile World Investment Corp. (a)	10,363	$34,876
Total Vietnam		99,456

TOTAL COMMON STOCKS
(Cost $2,553,081)		2,510,268

			Value
7 Day Yield		Shares	(Note 2)
SHORT TERM INVESTMENTS (0.47%)
Morgan Stanley Institutional Liquidity Funds	0.083%	12,449	12,449

TOTAL SHORT TERM INVESTMENTS
(Cost $12,449)			12,449

TOTAL INVESTMENTS (96.01%)
(Cost $2,565,530)			$2,522,717

Net Other Assets Less Liabilities (3.99%)			104,669

NET ASSETS (100.00%)			$2,627,386

(a)	Non-income producing security.

Common Abbreviations:

ADR	-	American Depositary Receipt.
Bhd	-	Berhad, Public Limited Company in Malaysia.
JSC	-	Joint Stock Company
Ltd.	-	Limited.
PCL	-	A rearrangement of the letters for Public Limited Company, used in Thailand.
PT	-	Perseroan Terbatas, meaning "private limited", which is the equivalent of an incorporated entity in the U.S.
SA	-	Generally designated corporations in various countries, mostly those employing civil law.
SAB de CV	-	A variable capital company.
SAE	-	SAE, Societe Anonyme Egyptienne ( Egyptian Joint Stock Company)
Tbk	-	Terbuka is appended after the corporation name if the shares become publicly listed for trading.

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments
June 30, 2015 (Unaudited)

1. ORGANIZATION

The ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).    As of June 30, 2015, the Trust had nine registered funds.  This quarterly report describes the New Sheridan Developing World Fund (the “Fund”).   The Fund’s primary investment objective is to seek long term capital appreciation.  The Fund currently offers Investor Class shares.  The Trust has an unlimited number of shares with no par value per share.  The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions  that  affect  the  reported  amounts  of  assets  and  liabilities  and  disclosures  of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements:  The Fund discloses the classification of their fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level  1 –   Unadjusted  quoted  prices  in  active  markets  for  identical  investments,  unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level  2 –   Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level  3 –   Significant  unobservable  prices  or  inputs  (including  the  Funds’ own  assumptions  in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The  following  is  a  summary  of  the  inputs  used  to  value  the  Funds’  investments  as  of June 30, 2015:

New Sheridan Developing World Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Argentina	$45,600	$–	$–	$45,600
Brazil	344,533	–	–	344,533
China	108,526	37,549	–	146,075
Colombia	41,916	–	–	41,916
Egypt	48,270	80,045	–	128,315
Hong Kong	–	163,472	–	163,472
India	157,581	220,436	–	378,017
Indonesia	64,805	131,226	–	196,031
Malaysia	–	104,698	–	104,698
Mexico	125,263	–	–	125,263
Pakistan	–	47,505	–	47,505
Philippines	36,325	305,622	–	341,947
Singapore	–	45,304	–	45,304
South Korea	–	44,166	–	44,166
Taiwan	–	160,606	–	160,606
Thailand	–	39,053	–	39,053
United States	–	58,311	–	58,311
Vietnam	99,456	–	–	99,456
Short Term Investments	12,449	–	–	12,449
TOTAL	$1,084,724	$1,437,993	$–	$2,522,717

The Fund recognizes transfers between levels as of the end of the period. For the period ended June 30, 2015, the Fund had transfers between Level 1 and Level 2 securities. This is because the Fund utilizes a fair valuation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amounts disclosed in the table below represent the value of the securities as of June 30, 2015 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held at September 30, 2014.  There were no Level 3 securities held during the period.

	Level 1		Level 2
	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Common Stocks	-	$(47,972)	$47,972	-
Total	-	$(47,972)	$47,972	-

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex‐dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities  of  foreign  issuers  involves  special  risks  not  typically  associated  with  investing  in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.  Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked‐to‐market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments:   As of June 30, 2015, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$144,008
Gross unrealized depreciation (excess of tax cost over value)	(186,821)
Net unrealized depreciation	(42,813)
Cost of investments for income tax purposes	$2,565,530

RIVERSIDE FRONTIER MARKETS FUND
PORTFOLIO OF INVESTMENTS
June 30, 2015 (UNAUDITED)

		Value
	Shares	(Note 2)
COMMON STOCKS (23.76%)
Chile (1.82%)
A.F.P. Habitat SA	144,613	$193,902
Gasco SA	21,700	169,720

Total Chile		363,622

Gabon (0.81%)
Total Gabon	574	162,893

Total Gabon		162,893

Georgia (1.18%)
Bank of Georgia Holdings PLC	7,700	235,923

Total Georgia		235,923

Israel (2.18%)
Delek Automotive Systems Ltd.	19,700	220,284
Reit 1 Ltd. - REIT	76,333	217,028

Total Israel		437,312

Kazakhstan (0.90%)
KazMunaiGas Exploration Production JSC - GDR(a)	18,150	179,685

Total Kazakhstan		179,685

Malaysia (2.48%)
BIMB Holdings Bhd	6,013	6,439
Homeritz Corp. Bhd	288,850	109,477
Hong Leong Industries Bhd	117,000	137,373
Hua Yang Bhd	348,000	177,090
UEM Edgenta Bhd	70,417	64,389

Total Malaysia		494,768

Panama (1.07%)
Banco Latinoamericano de Comercio Exterior SA - Class E	6,630	213,353

Total Panama		213,353

Philippines (0.38%)
Marcventures Holdings, Inc.	1,115,987	76,973

Total Philippines		76,973

		Value
	Shares	(Note 2)
Thailand (5.65%)
Asia Sermkij Leasing PCL	291,900	$169,390
Bangkok Expressway PCL	150,100	175,540
Krung Thai Bank PCL	300,000	151,885
Lalin Property PCL	1,520,800	181,908
MFEC PCL	790,000	169,576
TKS Technologies PCL	264,000	71,128
TRUE Telecommunication Growth Infrastructure Fund - Class F	570,000	207,576

Total Thailand		1,127,003

Turkey (5.54%)
Akcansa Cimento AS	30,700	183,277
Aksa Akrilik Kimya Sanayii AS	52,400	214,089
Cimsa Cimento Sanayi VE Ticaret AS	30,300	173,540
Despec Bilgisayar Pazarlama ve Ticaret AS	190,300	182,482
EGE Seramik Sanayi ve Ticaret AS	124,100	162,991
Eregli Demir ve Celik Fabrikalari TAS	118,000	191,082

Total Turkey		1,107,461

United Arab Emirates (1.75%)
Dragon Oil PLC	13,000	149,786
Emirates NBD PJSC	1,710	4,535
National Bank of Ras Al-Khaimah PSC	94,451	196,725

Total United Arab Emirates		351,046

TOTAL COMMON STOCKS
(Cost $5,388,605)		4,750,039

	7-Day		Value
	Yield	Shares	(Note 2)
SHORT-TERM SECURITY (45.92%)
Money Market Fund (45.92%)
Fidelity Institutional Money Market Portfolio	0.10564%	9,181,145	9,181,145

TOTAL SHORT-TERM SECURITY
(Cost $9,181,145)			9,181,145

TOTAL INVESTMENTS (69.68%)
(Cost $14,569,750)			$13,931,184

Other Assets In Excess Of Liabilities (30.32%)			6,060,903	(b)

NET ASSETS (100.00%)			$19,992,087

(a)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"), which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the 1933 Act or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. As of June 30, 2015, the aggregate market value of those securities was $179,685 representing 0.90% of the Fund's net assets.

(b)	Includes cash which is being held as collateral for swap contracts.

Common Abbreviations:
AS - Andonim Sirketi, Joint Stock Company in Turkey.
Bhd - Berhad is the Malaysian term for public company.
GDR - Global Depositary Receipt.
JSC - Joint Stock Company.
KSCP - Designates a Closed Joint Stock Company in Kuwait.
Ltd. - Limited.
NBD - National Bank of Dubai.
PCL - A rearrangement of the letters for Public Limited Company, used in Thailand.
PJSC - Private Joint Stock Company.
PLC - Public Limited Company.
PSC - Public Stock Company.
REIT - Real Estate Investment Trust.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SAA - Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAOG - Societe Anonyme Omanaise Generale is a Joint Stock Company in Oman.
TAS - TüRk Anonim Sirketi is the Turkish term for Joint Stock Company.

Holdings are subject to change.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

TOTAL RETURN SWAP CONTRACTS(a)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount (Shares)	Unrealized Appreciation
Africa
Lafarge Africa PLC	Morgan Stanley	3.88%	10/20/2016	351,000	$30,041
United Bank Africa PLC	Morgan Stanley	3.88%	10/20/2016	10,846,035	40,577
Total Africa				11,197,035	70,618
Asia/Pacific-Rim
Fatima Fertilizer Co.	JPMorgan	2.08%	05/05/2016	571,200	7,045
Fauji Cement Co., Ltd.	JPMorgan	2.08%	05/05/2016	684,000	33,925
Hub Power Co.	JPMorgan	2.08%	05/05/2016	237,500	16,920
Indus Motor Co., Ltd.	JPMorgan	2.08%	04/04/2016	20,500	31,295
Khulna Power Co., Ltd.	Morgan Stanley	3.08%	12/02/2016	63,000	10,603
Pakistan Oilfields Ltd.	JPMorgan	2.08%	05/05/2016	51,000	38,147
PetroVietnam Fertilizer and Chemicals Co.	JPMorgan	2.08%	05/05/2016	142,400	5,490
Vallibel Power Erathna	Morgan Stanley	3.08%	02/27/2017	202,986	1,573
Total Asia/Pacific-Rim				1,972,586	144,998
Latin America
Edelnor SA	JPMorgan	1.18%	04/04/2016	123,000	6,242
Intercorp Financial Services, Inc.	JPMorgan	1.18%	05/06/2016	7,064	6,358
Total Latin America				130,064	12,600
Middle East
Advanced Petrochemicals Co.	JPMorgan	2.08%	05/06/2016	16,925	68,292
Al-Anwar Ceramic	JPMorgan	1.28%	04/04/2016	33,937	1,147
Bank of Muscat SAOG - Convertible Debt(b)	JPMorgan	1.28%	04/04/2016	20,250	0
Boubyan Petrochemicals Co., KSCP	JPMorgan	2.08%	05/04/2016	103,521	12,585
Credit Agricole Egypt	JPMorgan	2.03%	10/05/2015	44,742	8,073
Eastern Tobacco	JPMorgan	2.03%	05/04/2016	6,885	4,511
Emirates NBD PJSC	JPMorgan	1.28%	05/05/2016	53,230	9,277
Oman Inv & Fin Co.	JPMorgan	1.28%	10/08/2015	333,637	1,485
Total Middle East				613,127	105,370
				13,912,812	$333,586

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount (Shares)	Unrealized Depreciation
Africa
British American Tobacco	Morgan Stanley	3.88%	10/20/2016	3,200	$(12,585)
Guaranty Trust Bank	Morgan Stanley	3.93%	03/03/2016	1,145,150	(50,528)
Guaranty Trust Bank	Morgan Stanley	3.86%	10/20/2016	642,936	(10,157)
Kenya Commercial Bank Ltd.	Morgan Stanley	3.88%	10/20/2016	31,500	(3,321)
Kenya Commercial Bank Ltd.	Morgan Stanley	3.93%	03/03/2016	291,500	(16,127)
United Bank Africa PLC	Morgan Stanley	3.93%	03/03/2016	720,600	(14,492)
Zenith Bank PLC	Morgan Stanley	3.93%	03/03/2016	1,430,610	(75,254)
Zenith Bank PLC	Morgan Stanley	3.88%	10/20/2016	826,212	(22,941)
Total Africa				5,091,708	(205,405)
Asia/Pacific-Rim
Adamjee Insurance Co.	JPMorgan	2.08%	04/04/2016	372,000	(22,348)

TOTAL RETURN SWAP CONTRACTS(a) (continued)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount (Shares)	Unrealized Depreciation
Allied Bank Limited	JPMorgan	2.08%	10/05/2015	117,300	$(19,083)
Dabaco Corporation	JPMorgan	2.08%	04/04/2016	13,200	(3,638)
Hatton National Bank	Morgan Stanley	3.08%	02/27/2017	119,000	(18,388)
One Bank Ltd.	Morgan Stanley	3.08%	12/02/2016	81,113	(216)
Pakistan Oilfields Ltd.	Morgan Stanley	3.08%	12/02/2016	5,400	(1,068)
People's Leasing & Finance PLC	Morgan Stanley	3.08%	02/27/2017	505,920	(11,822)
PetroVietnam Gas	JPMorgan	2.08%	05/05/2016	57,150	(2,039)
PetroVietnam Southern Gas JSC	JPMorgan	2.08%	10/05/2015	217,894	(30,503)
PetroVietnam Tech Services	JPMorgan	2.08%	04/04/2016	169,000	(6,385)
Refrigeration Electrical Engineering	JPMorgan	2.08%	01/04/2016	161,356	(28,313)
Southeast Bank Ltd.	Morgan Stanley	3.08%	03/04/2016	418,500	(14,305)
Southeast Bank Ltd.	Morgan Stanley	3.08%	12/02/2016	295,000	(13,675)
Southern Rubber Industry	JPMorgan	2.08%	10/05/2015	111,570	(25,442)
Titas Gas Transmission & Distribution Co.	Morgan Stanley	3.08%	03/04/2016	93,000	(19,043)
Titas Gas Transmission & Distribution Co.	Morgan Stanley	3.08%	12/02/2016	123,400	(11,842)
Total Asia/Pacific-Rim				2,860,803	(228,110)
Europe
OMV Pertom SA	Morgan Stanley	3.93%	03/03/2016	1,339,700	(66,967)
OMV Pertom SA	Morgan Stanley	3.88%	10/20/2016	780,800	(21,932)
Transelectrica SA	Morgan Stanley	3.93%	03/03/2016	4,900	(3,792)
Transelectrica SA	Morgan Stanley	3.88%	10/20/2016	21,365	(31,987)
Transgaz SA Medias	Morgan Stanley	3.93%	03/03/2016	500	(1,902)
Transgaz SA Medias	Morgan Stanley	3.88%	10/20/2016	2,390	(12,232)
Total Europe				2,149,655	(138,812)
Latin America
BBVA Banco Continental SA	JPMorgan	1.17%	05/06/2016	155,460	(13,405)
Edegel SAA	JPMorgan	1.18%	04/04/2016	119,554	(9,815)
Total Latin America				275,014	(23,220)
Middle East
Alexandria Mineral Oils Co.	JPMorgan	2.03%	05/04/2016	28,395	(28,470)
Arabian Cement Co.	JPMorgan	2.08%	04/04/2016	10,100	(6,642)
Bank of Muscat SAOG	JPMorgan	1.28%	04/04/2016	6,750	(459)
Mannai Corporation	JPMorgan	2.08%	10/08/2015	7,119	(354)
National Co. For Maize Products	JPMorgan	2.03%	05/04/2016	64,130	(44,883)
North Cairo Flour Mills	JPMorgan	2.03%	05/04/2016	41,840	(20,728)
Qatar Navigation	JPMorgan	2.08%	05/06/2016	7,294	(2,034)
Riyad Bank	JPMorgan	2.08%	05/06/2016	43,780	(2,863)
Saudi Vitrified Clay	JPMorgan	2.08%	10/05/2015	7,840	(5,411)
Sidi Kerir Petrochemical Co.	JPMorgan	2.03%	05/04/2016	106,111	(30,596)
Suez Cement Co.	JPMorgan	2.03%	05/04/2016	16,950	(11,108)
Zamil Industrial Investments	JPMorgan	2.08%	04/04/2016	13,900	(1,070)
Total Middle East				354,209	(154,618)
				10,731,389	$(750,165)

(a)
The Fund receives payments based on any positive return of the Reference Obligation at termination or reset date. The Fund makes payments on any negative return of such Reference Obligation at termination or reset date.

(b)	Fair valued security under the procedures approved by the Fund's Board of Trustees.

Notes to Quarterly Portfolio of Investments
June 30, 2015 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).    As of June 30, 2015, the Trust had nine registered funds.  This quarterly report describes the Riverside Frontier Markets Fund (the “Fund”).  The Fund’s primary investment objective is to provide capital appreciation as a primary objective and income as a secondary objective by investing at least 80% of its total assets in undervalued equity securities of companies located in “Frontier Markets” countries.  The Fund currently offers Investor class shares and Institutional class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class‐specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Trust has an unlimited number of shares with no par value per share.  The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions  that  affect  the  reported  amounts  of  assets  and  liabilities  and  disclosures  of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges.

Over‐the‐counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities.

Redeemable securities issued by open‐end registered investment companies are valued at the investment company’s applicable net asset value.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements:  The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level  1 –   Unadjusted  quoted  prices  in  active  markets  for  identical  investments,  unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level  2 –   Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level  3 –   Significant  unobservable  prices  or  inputs  (including  the  Funds’ own  assumptions  in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The  following  is  a  summary  of  the  inputs  used  to  value  the  Funds’  investments  as  of June 30, 2015:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Chile	$363,622	$–	$–	$363,622
Gabon	162,893	–	–	162,893
Georgia	235,923	–	–	235,923
Israel	437,312	–	–	437,312
Kazakhstan	179,685	–	–	179,685
Malaysia	494,768	–	–	494,768
Panama	213,353	–	–	213,353
Philippines	76,973	–	–	76,973
Thailand	1,127,003	–	–	1,127,003
Turkey	1,107,461	–	–	1,107,461
United Arab Emirates	351,046	–	–	351,046
Short-Term Security	9,181,145	–	–	9,181,145
TOTAL	$13,931,184	$–	$–	$13,931,184

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts	$–	$333,586	$0	$333,586
Liabilities
Total Return Swap Contracts	–	(750,165)	–	(750,165)
TOTAL	$–	$(416,579)	$0	$(416,579)

The Fund recognizes transfers between levels as of the end of the period. For the period ended June 30, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. For the period ended June 30, 2015, the Fund had one position that used Level 3 inputs to determine the fair value. As a result of a corporate action, the Fund received a total return swap representing 20,250 convertible bond shares of the Bank of Muscat SAOG. Due to limited details regarding the terms of the security at the period end, the Fund’s Fair Value Committee valued the position at zero. The holding did not change in value during the period nor realize any gain or losses.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b‐1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex‐dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities  of  foreign  issuers  involves  special  risks  not  typically  associated  with  investing  in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.  Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked‐to‐market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments:   As of June 30, 2015, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$170,908
Gross unrealized depreciation (excess of tax cost over value)	(809,474)
Net unrealized depreciation	$(638,566)
Cost of investments for income tax purposes	$14,569,750

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward exchange contracts and total return swaps.  In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are  not  the  risks  that  the  Fund  is  attempting  to  increase  or  decrease  exposure  to,  per  its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.  In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: The Fund may enter into swap transactions to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore,  the  Fund  considers  the  creditworthiness  of  each  counterparty  to  a  contract  in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation  risk.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.  Swap agreements held at June 30, 2015 are disclosed in the Portfolio of Investments.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	August 27, 2015

By:	/s/ Kimberly R. Storms
Kimberly Storms
Treasurer (Principal Financial Officer)

Date:	August 27, 2015